                           TRADEMARK LICENSE AGREEMENT

            This Agreement ("the Agreement") is made as of this 18th day of September, 1996, by and between LEVI STRAUSS & CO., a Delaware corporation, with its principal office at Levi's Plaza, 1155 Battery Street, San Francisco, California 94111 (hereinafter "LICENSOR") and COUNTY SEAT STORES, INC., a Minnesota corporation, with its principal office at 17950 Preston Road, Suite 1000, Dallas, Texas 75252, (hereinafter "LICENSEE").

             WHEREAS, LICENSOR has, since 1850, been a major producer of apparel and related products in the United States and elsewhere and owns certain valuable trademarks in the United States; and

             WHEREAS, LICENSEE is the owner of certain retail outlet stores operating under the "Levi's Outlet" name through which it sells exclusively closeouts, seconds and irregular apparel and related products which have been manufactured by LICENSOR or by third parties under license from and/or on behalf of LICENSOR; and

             WHEREAS, LICENSEE has been selling such products in such stores subject to oral license agreements which are being terminated and replaced hereby; and

             WHEREAS, the parties now wish to set forth their written agreement on the terms of such license for LICENSEE's existing and future outlet stores operating under the "Levi's Outlet" name;

            NOW, THEREFORE, for good and valuable consideration, including without limitation the mutual premises set forth below, the parties agree as follows:

            1. Grant of Licence.

                  a. LICENSOR grants to LICENSEE, subject to the terms of this Agreement, an exclusive, royalty-free license to use the Levi's(R) "Housemark" trademark in the form shown in Exhibit A (which has been registered in the United States Patent and Trademark Office having Registration Numbers 849,437; 1,122,468; 1,041,846 and 1,155,926 respectively) in combination with "Outlet by County Seat" as shown in Exhibit B, within the territory described in Exhibit C (the "TERRITORY"), in connection with the sale of closeouts, seconds and irregulars of apparel and related products manufactured by LICENSOR or by third parties under license from and/or on behalf of LICENSOR (the "PRODUCTS"), on exterior signage, interior signage, stationery, receipts and PRODUCT tags in retail outlets which have been individually pre-approved by LICENSOR as listed in Exhibit E hereto (the "STORES") and which are devoted exclusively to the sale of such PRODUCTS. The said license is limited to the said STORES operating at the locations set forth in Exhibit E, and is not transferable to any other store without LICENSOR'S prior written consent. The Levi's(R) Housemark trademark licensed hereunder is referred to in this Agreement as the "LICENSED MARK."

                  b. This Agreement does not grant LICENSEE any rights in any other trademarks, trade names or other proprietary rights of LICENSOR. Nothing in this Agreement, however, limits any rights of LICENSEE, under such other agreements as may exist from time to time, to use the LICENSED MARK standing alone, or other appropriate trademarks of LICENSOR, in retail stores other than the STORES in the same fashion as permitted for use by other retailers authorized by LICENSOR in conjunction with the promotion of LICENSOR's products, provided such use is consistent with LICENSOR's policies and guidelines.

                  c. The combination forms of the Levi's(R) "Housemark" shown in Exhibit B are collectively referred to as the "COMBINATION MARKS." Although the service mark "County Seat" (which has been registered in the United States Patent and Trademark Office under registration numbers 1099854 and 1490663) is incorporated in the permitted combination forms, and must appear in any usage of the COMBINATION MARKS by LICENSEE, LICENSOR neither claims nor shall obtain any rights nor has any obligations with respect to such service mark.

                  d. The licenses granted herein constitute both a right and an obligation to use the COMBINATION MARKS only in the manner specified herein in conjunction with the sale of the PRODUCTS through the STORES.

                  e. LICENSOR reserves the right to use the LICENSED MARK with or without the word "Outlet" in connection with retail and outlet stores owned and operated by LICENSOR (or Levi's Only Stores, Inc. ("LOS Inc.") or other subsidiary of LICENSOR) within the TERRITORY during the term of this Agreement.

            2. Use of COMBINATION MARK. LICENSEE shall use the COMBINATION MARKS as follows:

                  a. LICENSEE shall prominently display the COMBINATION MARKS in one of the formats attached hereto as Exhibit B, and only in such format, when referring to the STORES, including on exterior STORE signage, interior STORE signage, stationery, receipts and PRODUCT tags. The COMBINATION MARKS shall be used in conformance with all policies and guidelines communicated in writing by LICENSOR to LICENSEE, which policies and guidelines shall be consistent with those communicated to other third party licensees who operate outlet stores selling PRODUCTS under license in the United States. In the event that LICENSEE's lease restrictions or other factors require LICENSEE's use of the COMBINATION MARKS which are at variance with the formats shown on Exhibit B or the license granted herein, LICENSEE must obtain LICENSOR's prior written consent to any such variance.

                  b. LICENSEE shall sell the PRODUCTS and no other products in the STORES.

                  c. LICENSEE shall not advertise the existence of STORES or their business except that LICENSEE may advertise on billboards designed to promote all retail outlet establishments within the mall in which the STORES are located, which billboards shall be located within five (5) miles of any such mall and shall advertise at least one other brand or retailers name as well as the COMBINATION MARKS. LICENSEE shall also be permitted to advertise the STORES using flyers and in local newspapers.

            3. Exclusivity.

                  a. LICENSOR shall not grant licenses to third parties (including, without limitation, joint ventures between LICENSOR and third parties) to use the LICENSED MARK in connection with the sale of the PRODUCTS in the TERRITORY subject, however, to certain exceptions as set forth in Exhibit C.

LICENSOR (or Levi's Only Stores, Inc. ("LOS Inc.") or other subsidiary of LICENSOR) may own and operate retail and outlet stores within the TERRITORY during the term of this Agreement. LICENSOR does not presently intend to locate such stores in any center where a STORE is located.

                  b. The licenses granted herein require LICENSEE to operate the STORES exclusively as outlets for the PRODUCTS. LICENSEE is expressly prohibited from using the COMBINATION MARKS: (i) in stores which offer products from manufacturers other than or in addition to LICENSOR and (ii) in stores not devoted exclusively to selling the PRODUCTS. No COMBINATION MARK may be used hereunder in conjunction with the sale of first quality or in-season goods except as specifically permitted by LICENSOR.

            4. Modifications of COMBINATION MARKS. LICENSEE understands and agrees that the prior written approval of the LICENSOR is required if LICENSEE proposes to change in any respect the formats shown in Exhibit B or any materials authorized under Section 2. LICENSEE agrees not to use any altered version of such signage or materials without LICENSOR's prior written approval. Any violation of this Section shall be deemed to constitute a material breach and default but subject to the notice, cure and termination rights described in
Section 9.d of this Agreement.

            5. Point of Sale Notification. LICENSEE shall display a notice to its customers which conforms substantially to the form of notice set forth in Exhibit D. Such notice shall be prominently displayed in the interior of each STORE at all points of sale in a manner which clearly and conspicuously: (i) notifies customers about the kinds of PRODUCTS sold (i.e., closeouts, seconds and irregulars manufactured exclusively by or on behalf of LICENSOR); (ii) defines the terms "closeout", "seconds" and "irregulars" so that customers understand the quality of the merchandise offered for sale; and (iii) gives the identity of the company leasing and operating the STORE (i.e., LICENSEE, not LICENSOR) and the fact that LICENSEE, not LICENSOR, assumes all liabilities associated with the PRODUCTS and services offered by the STORE, except for liabilities based on damage or injury caused by the PRODUCTS, taking into account the fact that such PRODUCTS are closeouts, seconds, irregular apparel and related products. All merchandise offered for sale in the STORES shall be appropriately labeled as closeouts, seconds or irregulars, respectively.

            6. Other Point of Sale Material. LICENSOR may provide LICENSEE with additional point of sale displays bearing the COMBINATION MARKS. LICENSEE may also display its own point of sale materials bearing the COMBINATION MARKS, provided that such materials conform to LICENSOR's written guidelines for displaying such materials or, if LICENSEE has not been provided with such written guidelines, then subject to LICENSOR's prior written approval and quality control over the display and use of such materials.

            7. Right of Inspection. LICENSOR shall have the right during regular business hours, at its own expense, to inspect any STORE or other LICENSEE facility whereon or wherein the COMBINATION MARKS are displayed for the purpose of enabling LICENSOR to determine whether LICENSEE is adhering to the requirements of this Agreement.

            8. Authorized Outlets ("STORES"). LICENSEE has provided LICENSOR with a list of all locations at which the COMBINATION MARKS are currently being used and their related lease expiration dates and option provisions. Such list is attached hereto as Exhibit E and, upon execution of this Agreement, those locations shall become STORES subject to the terms of this Agreement. Upon request by LICENSEE during the term of this Agreement, additional STORES may be approved by LICENSOR on a case-by-case basis in LICENSOR's sole discretion. Such approval shall be in writing and the additional STORES shall be added to this Agreement only by amending Exhibit E.

            9. Term and Termination.

                  a. The term of this Agreement shall commence upon execution by both parties and shall expire July 31, 2000 ("the EXPIRATION DATE") Notwithstanding the foregoing, the license for any STORE shall be for a period coterminus with the lease term (excluding options) set forth in Exhibit E, unless otherwise expressly stated in Exhibit E, and shall terminate upon expiration of the lease term. The license for any STORE for which the lease term ends before the EXPIRATION DATE shall be automatically renewed for a period equal to the shorter of: (i) the term of any existing option specified on Exhibit E which is exercised by LICENSEE prior to the expiration date of the current term of the lease for that STORE or (ii) five years after the expiration date of the current term of the lease (i.e., it may terminate before a longer-than-five-year lease option expires). No lease for which the current term expires after the EXPIRATION DATE shall be renewed except by an agreement in writing signed by both LICENSEE AND LICENSOR. Exhibit E may be modified from time to time upon the written agreement of both parties.

                  b. If either LICENSEE or LICENSOR wishes to renew this Agreement, then that party shall give a written notice to that effect to the other party not less than one-hundred-eighty (180) days before the EXPIRATION DATE. LICENSEE and LICENSOR shall meet with ninety (90) days after the date of such notice to discuss the matter. It is understood and agreed, however, that neither party is obligated to renew, extend or modify the Agreement on any terms, and that such decisions are entirely within the sole discretion of the individual parties.

                  c. If at any time LICENSOR or LICENSEE: (i) files a voluntary bankruptcy petition under the United States Bankruptcy Code; (ii) has filed against it a bankruptcy petition or other action seeking any reorganization, composition, liquidation or similar relief under the United States Bankruptcy Code or similar statute or law of the United States or any other jurisdiction which remains undismissed and unstayed for a period of 60 days; (iii) seeks or is the subject of any decree or order for the appointment of a receiver, custodian, liquidator or trustee; (iv) winds up, dissolves or liquidates its business (voluntarily or involuntarily); (v) ceases to function as a going concern; (vi) fails to pay its debts (including, without limitation, obligations to LICENSOR arising from the sale of PRODUCTS or of first quality merchandise for LICENSEE'S County Seat stores) as they come due; or (vii) makes any assignment for the benefit of creditors, the other party, as the case may be, shall have the right to terminate this Agreement by providing written notice to that effect to the other party. The termination shall be effective upon transmission of that notice and have the effects described in Sections 9.f, 9.g and 9.h.

                  d. If either party shall cause or permit any material breach or default of this Agreement, the other party shall have the right to terminate this Agreement by written notice to the party causing or permitting the breach or default. Such termination shall be effective one-hundred-twenty (120) days after the giving of such notice, unless prior thereto the party receiving said notice cures such breach or default.

                  e. Any material breach or default committed by LICENSEE with respect to any STORE shall entitle LICENSEE to terminate the Agreement with respect to all STORES, subject to the notice and cure rights described in
Section 9.d of this Agreement.

                  f. Upon termination of this Agreement for any reason, LICENSEE shall, subject to Section 9.h, immediately cease and thereafter refrain from all use of the COMBINATION MARKS and shall promptly remove or dispose of all retail outlet STORE signage and other materials utilizing the same.

                  g. Upon termination of, the licenses granted herein with respect to any STORE, LICENSEE shall, subject to Section 9.h, cease and thereafter refrain from using the COMBINATION MARKS with respect to such STORE and shall remove or dispose of all retail outlet store signage for such STORE utilizing the same.

                  h. Upon expiration or termination of this Agreement in its entirety or with respect to an individual STORE, LICENSOR and LICENSEE shall develop a transition plan permitting LICENSEE a reasonable time (not to exceed one-hundred-eighty (180) days after the effective date of termination or the expiration date) to dispose of PRODUCTS (including PRODUCTS bearing the COMBINATION MARKS) in LICENSEE's possession at the effective date of termination, fixtures, POS, visual merchandising items and similar materials in a manner approved by LICENSOR.

            10. Fictitious Names. If LICENSEE is required to file a statement of fictitious name in a state where it is using the LICENSED MARKS on signage on its

STORES, LICENSEE shall promptly so inform LICENSOR and obtain its prior written consent.

            11. LICENSEE's Covenants.

                  a. LICENSEE shall affirmatively and conspicuously display a written representation in all STORES that LICENSEE, not LICENSOR, owns and operates the STORES and that the relationship between LICENSOR and LICENSEE is that of a manufacturer and an independent retailer of the PRODUCTS.

                  b. LICENSEE agrees that its promotion and sale of the PRODUCTS in the STORES and its performance of this Agreement will be in full compliance with fair business practices and all applicable laws and regulations of the TERRITORY and the United States.

            12. LICENSEE's Indemnification.

                  a. LICENSEE agrees to defend, indemnify and hold LICENSOR harmless against any damages, liabilities and expenses LICENSOR may suffer, including reasonable attorneys' fees and costs of suit, arising from any breach of any agreement, representation or warranty given herein or from LICENSEE's business activities, including without limitation, from claims based on personal injury and property damage occurring within or around the STORES and unauthorized activities with regard to LICENSEE's use of the LICENSED MARK. The foregoing notwithstanding, LICENSEE's indemnification does not extend to liabilities based upon the quality, safety or other properties of the PRODUCTS, taking into account the fact that such PRODUCTS are closeouts, seconds, irregular apparel and related products, or upon a claim of trademark infringement where such infringement arises out of LICENSEE's use of the LICENSED MARK as permitted hereunder.

                  b. LICENSEE's obligation to indemnify shall not be effective unless LICENSOR gives LICENSEE prompt notice of any claim which might trigger such obligation and affords LICENSEE the opportunity to assume the defense thereof. LICENSEE's obligation to indemnify shall not be effective in the event that LICENSOR settles such claim without first obtaining LICENSEE's consent thereto.

            13. LICENSOR's Representations and Warranties.

                  a. Subject only to Sections 1.c and 1.e and to other license agreements with third parties, LICENSOR represents and warrants (i) that it owns all right, title and interest in and to the LICENSED MARK; and (ii) that it has the full power and authority to grant LICENSEE the rights and licenses granted herein.

                  b. LICENSOR agrees that its performance of this Agreement will be in full compliance with all applicable laws and regulations of the TERRITORY and the United States.

            14. LICENSOR's Indemnification.

                  a. LICENSOR agrees to defend, indemnify and hold LICENSEE harmless against any damages, liabilities and expenses LICENSEE may suffer, including reasonable attorneys' fees and costs of suit, arising from a claim that the LICENSED MARK infringes the trademark rights of a third party within the TERRITORY; provided that such claim does not result directly or indirectly, in whole or in part, from some unauthorized action or activity by LICENSEE with respect to the LICENSED MARK.

                  b. LICENSOR's obligation to indemnify shall not be effective unless LICENSEE gives LICENSOR prompt notice of any claim which might trigger such obligation and affords LICENSOR the opportunity to assume the defense thereof. LICENSOR's obligation to indemnify shall not be effective in the event that LICENSEE settles such claim without first obtaining LICENSOR's consent thereto.

            15. Rights in LICENSED MARKS. LICENSEE recognizes that there is great value to LICENSOR in the LICENSED MARK and the goodwill associated therewith. LICENSEE agrees that nothing contained in this Agreement or in any prior agreement or in any prior conduct of LICENSOR or LICENSEE gives LICENSEE any interest or property rights in the LICENSED MARK or in any other mark or trade name of LICENSOR except the right to use the LICENSED MARK as specifically set forth herein. LICENSEE agrees that all uses by LICENSEE of such trademark shall inure to the benefit of LICENSOR. Except for the rights expressly granted herein, LICENSEE agrees that it will not, during the term of this Agreement or thereafter, directly or indirectly, assert any interest in, right of use or other rights in the LICENSED MARK or in any other mark or in any trade name of LICENSOR. LICENSEE agrees to assist LICENSOR in all reasonable respects requested by LICENSOR, and at LICENSOR's expense, in the establishment, renewal, protection and enforcement of LICENSOR's rights in the LICENSED MARK.

            16. Terms Governing Purchase and Transfer of Merchandise.

                  a. PRODUCTS shall only be purchased directly from LICENSOR or from third parties who are approved by LICENSOR on a case-by-case basis. Terms of such purchases from LICENSOR shall be negotiated separately and in writing by LICENSEE and LICENSOR. LICENSEE shall comply with those purchase terms, including terms relating to time and amount of payment for PRODUCTS, it being understood that such compliance is an integral element and material requirement of this Agreement.

                  b. LICENSEE acknowledges that its access to PRODUCTS shall be strictly on an "as available" basis, and that nothing in this Agreement, or any other agreement or communication between LICENSOR and LICENSEE, shall be deemed to constitute a guarantee of such availability. LICENSOR shall make reasonable efforts to offer PRODUCTS on an equitable basis among LICENSEE and the other operators of outlet stores, including LOS Inc.

                  c. LICENSEE agrees that it will dispose of its own seasonal closeouts of LICENSOR's products by transferring them from its first quality stores to its STORES licensed hereunder; provided, however, that nothing herein is intended to prohibit the transfer of LICENSOR'S products offered for sale in one of LICENSEE's first quality stores (including any of such stores that are being closed) to another first quality stores operated by LICENSEE.

            17. Injunctive Relief. Any breach by LICENSEE of this Agreement which involves LICENSEE's misuse of the LICENSED MARK would result in irreparable injury to LICENSOR and therefore, in addition to all other remedies provided at law or in equity, including, without limitation, remedies provided under The Uniform Trade Secret Act, California Civil Code Sections 3426 et. seq., LICENSOR shall be entitled to a temporary restraining order and a permanent injunction to prevent the continuance of such breach. No notice shall be required in order to obtain such injunctive relief. In the event that LICENSOR seeks an injunction hereunder, LICENSEE hereby waives any requirement that LICENSOR post a bond or any other security.

            18. No Assignment or Sublicense. This Agreement contemplates a highly-visible use of LICENSOR's trademarks, with corresponding trademark protection, brand image and enhancement implications. Accordingly, compliance with the standards described in this Agreement, and the identity of the operator of the STORES, are critical. To that end, LICENSEE may not assign, sublicense or otherwise transfer any of its rights or obligations hereunder without the prior written approval of LICENSOR. For purpose of this Section, an assignment, sublicense or other transfer shall include: (i) any direct or indirect assignment, sublicense or other transfer, in whole or in part, of any of LICENSEE's rights or obligations under this Agreement, (ii) any direct or indirect transfer of any of the assets with which the COMBINATION MARKS are being used (including the STORES or their leases), (iii) any direct or indirect transfer of control of LICENSEE, or (iv) any transfer of any interest, direct or indirect, in LICENSEE or its assets, to a competitor of LICENSOR (provided that the ordinary purchase of LICENSEE's shares in a publicly-traded market for such shares, if any, shall not constitute a sale to a competitor for purposes of this
Section 18(iv)). Any attempt to assign, sublicense or otherwise transfer any of LICENSEE's rights or obligations without the prior written consent of LICENSOR shall be void and shall be deemed to be a material breach of this Agreement.

            19. Notices. All notices, demands and requests required or permitted by this Agreement shall be given in writing and delivered by U.S. mail or overnight courier, postage prepaid. All such notices shall be deemed effective upon deposit in the U.S. mail or upon delivery to an overnight courier. All such notices shall be addressed as follows:

             if to LICENSOR:

                         Levi Strauss & Co.
                         Levi's Plaza
                         1155 Battery Street
                         San Francisco, California 94111
                         Attention: Vice President, Customer Relations

                         with a copy to:

                         General Counsel
                         Levi Strauss & Co.
                         Levi's Plaza
                         1155 Battery Street
                         San Francisco, California 94111

             if to LICENSEE:

                         County Seat Stores, Inc.
                         17950 Preston Road, Suite 1000
                         Dallas, Texas 75252

                         with a copy to:

                         County Seat Stores, Inc.
                         6585 City West Parkway
                         Eden Prairie, Minnesota 55344
                         Attn: General Counsel

Each party may change its notice address by giving a written notice to that effect to the other party.

            20. No Agency. Nothing in this Agreement shall be construed so as to constitute either party the agent, partner or joint venture of or with the other for any purpose whatsoever. LICENSEE shall have no right or authority to pledge the credit of or to represent itself as agent of or as authorized to assume or create any obligation of any kind, expressed or implied on behalf of LICENSOR in any respect whatsoever. At all times, LICENSEE shall maintain such notices and make other arrangements in its STORES as may be reasonably necessary to enable its customers to understand that the STORES are owned and operated by LICENSEE, not LICENSOR.

            21. Governing Law; Jurisdiction. The validity, construction, performance, enforcement, termination and effect of this Agreement shall be governed by and construed under and in accordance with the laws of the State of California applicable to agreements made and to be wholly performed therein. The parties irrevocably consent to the jurisdiction of the state courts of California and of any federal courts located in the Northern District of California and in Texas, in connection with any action or proceeding respecting this Agreement or the rights and obligations set forth herein. The rights and remedies provided in this Agreement shall not be exhaustive and are in addition to any other rights and remedies provided by law.

            22. Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with applicable law, such part or provision shall be severed from this Agreement in such jurisdiction to the extent necessary to make this Agreement enforceable and the validity of the remaining parts or provisions shall remain in full force and effect. Additionally, in such event the parties shall discuss such changes as may be necessary to preserve the original intent of this Agreement and if the parties cannot agree on changes within 30 days, then either party shall have the option to terminate this Agreement by notice to the other, effective upon receipt and subject to Section 9h.

            23. Entire Agreement. This Agreement and its Exhibits constitutes the entire, final and exclusive agreement between the parties relating to the use of the LICENSED MARK and the COMBINATION MARKS and supersedes any and all prior agreements, communications, practices, arrangements or understandings, whether written, oral, express, implied or derived from conduct between the parties.

            24. Amendment of Agreement. This Agreement may not be amended, altered or modified except in writing signed by both of the parties hereto.

            25. Binding Effect. Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, heirs, administrators, executors, successors and permitted assigns.

            26. Waiver. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

            27. Survival. The terms of Sections 9(f), 9(g), 9(h), 12(a), 14(a), 15, 17, 21, 22, and 23 shall survive the termination of this Agreement and shall continue to bind the parties thereafter.

            28. Counterparts. This Agreement may be signed in any number of counterparts.

            IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers hereunto duly authorized as of the day and year first above written.

LEVI STRAUSS & CO.                      COUNTY SEAT STORES, INC.

By: /s/ [illegible]                     By: /s/ Matthew J. Knopf
    ---------------------------             -----------------------------------

Its: Vice President                     Its: Vice President and General Counsel
    ---------------------------             -----------------------------------

                                   EXHIBIT A

                               LEVI'S(R) HOUSEMARK

                                [GRAPHIC OMITTED]

                                    EXHIBIT B

                                [GRAPHIC OMITTED]

      Alternative signage shown used where necessary to conform to local signage requirements.

                                    EXHIBIT C

                                    TERRITORY

                   Arkansas
                   Iowa
                   Kansas
                   Louisiana*
                   Minnesota
                   Missouri*
                   Nebraska
                   North Dakota
                   Oklahoma
                   South Dakota
                   Texas

      * Two stores operated by Designs, Inc., a Delaware corporation, one in each of the states indicated by asterisks, are grandfathered and shall be exceptions to the exclusivity of territory granted to County Seat herein.

                                    EXHIBIT D

                           FORM OF EXPLANATORY NOTICE


                                [GRAPHIC OMITTED]
                                     Outlet
                                       by
                                   County Seat

                                   WHAT IS...
                                 FIRST QUALITY?

                              *Discontinued Styles
                              *Discontinued Colors
                            *Manufacturer's Overruns
                                *Fully Guaranteed


                                [GRAPHIC OMITTED]
                                     Outlet
                                       by
                                   County Seat

                                   WHAT IS...
                                   IRREGULAR?

                               *Perfectly Wearable
                                  *Good Quality
                               *Slightly Blemished
                                *Fully Guaranteed

                                    EXHIBIT E

                                 LEVI'S OUTLETS

STORE  LOCATION (by state)  DEVELOPER       REG MALL W/I 50+/- MILES      STORE SF  TERM      OPEN DATE  EXPIRATION DATE  1994 SALES
------------------------------------------------------------------------------------------------------------------------------------
808  HOT SPRINGS F. 0.      Cabral Realty   University, Park Plaza,        12,000  7 YRS. +   08/14/1994   01/31/2002       913,405
     4334 Central Ave (Hwy. 7)              McCain, The Pines                      1) 5 YR. OPTION
     HOT SPRINGS, AR 71913
     501/525-5665

804  TANGER F. 0.           Tanger          Old Capitol, Sycamore,         12,000  7 YRS. +   03/01/1994   01/31/2002     2,252,579
     Tanger Drive, Suite 505                Lindale, Westdale                      1) 5 YR. OPTION
     (1-80 @ Exit 220)
     WILLIAMSBURG, IA 52361
     319/668-9730

803  TANGER F. 0.           Tanger          Westridge, Oak Park, Metro     10,000  7 YRS. +   12/11/1993   01/31/2001     1,750,274
     1025 N. 3rd, Suite 125                 North, Ward Parkway, Bannister,        1) 5 YR. OPTION
     (I-70 & Hwy. 59)                       Blue Ridge, Independence,
     LAWRENCE, KS 66044                     Country Club, Mission Center,
     913/841-7402                           Metcalf South, Indian Springs

795  TANGER F. 0.           Tanger          Cortana, Esplanade,            12,000  7 YRS. + 08/21/1993     01/31/2001     2,125,959
     2300 Tanger Blvd., Suite 128           Southland                              1) 5 YR. OPTION
     (I-10 & Hwy. 30)
     GONZALES, LA 70737
     504/647-3514

817  FACTORY STORES         Factory Stores  Prien Lakes                    11,348  10 YRS.  07/26/1994     01/31/2005       814,866
     800 Factory Outlet Rd of America
     (I-10 @ Exit 43)
     IOWA, LA 70647
     318/582-6790

STORE  LOCATION (by state)  DEVELOPER       REG MALL W/I 50+/- MILES      STORE SF  TERM      OPEN DATE  EXPIRATION DATE  1994 SALES
------------------------------------------------------------------------------------------------------------------------------------
790  HORIZON OUTLET         Horizon Outlets Maplewood, St. Paul Ctr,       12,048  5 YRS. +   07/24/1992   01/31/1998     2,177,935
     10150 Hudson Rd                        Rosedale, Northtown, City Ctr,         1) 5 YR. OPTION
     (I-94 & Co. Rd. 19)                    Southdale, Ridgedale, Knollwood,
     WOODBURY, MN 55125                     Eden Prairie, Burnsville
     612/739-2737

813  MEDFORD OUTLET         McArthur/Glen   Apache, Mankato, Oakpark,      10,000  7 YRS. +   03/15/1995   01/31/2002           N/A
     361 Co. Rd. 12 SW                      Burnsville                             2) 5 YR. OPTION
     (I-35 5. & Co. Rd. 12)
     MEDFORD, MN 55049
     507/451-9738

800  TANGER F. 0.           Tanger          Mall of America, Southdale,     9,000  7 YRS. +   10/25/1993   01/31/2001     1,706,583
     38573 Tanger Dr, Suite 219             Ridgedale, Eden Prairie Ctr,           1) 5 YR. OPTION
     (I-35 & Hwy. 95)                       Burnsville, Knollwood, Rosedale,
     NORTH BRANCH, MN 55056                 Maplewood, Brookdale, Northtown,
     612/674-8838                           City Center, St. Paul Centre.
                                            Signal Hills

801  TANGER F. 0.           Tanger          Battlefield                    13,700  10 YRS. +  11/23/1994   01/31/2005       456,687
     300 Tanger Blvd., Suite 210                                                   1) 5 YR. OPTION
     (Hwy. 76)
     BRANSON, MO 65616
     417/337-9897

802  SIKESTON F. 0.         JWR & Assoc.    Westpark, Kentucky Oaks        10,000  7 YRS. +   07/16/1993   01/31/2001     1,684,841
     100 Outlet Dr, Space 45-47                                                    1) 7 YR. OPTION
     (I-55 & U.S. 62)
     MINER, MO 63801
     314/471-8780

STORE  LOCATION (by state)  DEVELOPER       REG MALL W/I 50+/- MILES      STORE SF  TERM      OPEN DATE  EXPIRATION DATE  1994 SALES
------------------------------------------------------------------------------------------------------------------------------------
812  KANSAS CITY F. 0.      JMJ Properties  Blue Ridge, County Club,       10,500  7 YRS. +   07/21/1995   01/31/2003           N/A
                                            Independence, Bannister,               1) 7 YR. OPTION
     (I-70 & U.S. 131)                      Ward Parkway, Metro North,
     ODESSA, MO 64076                       Oak Park, Mission Center,
     816/230-5961                           Metcalf South, Indian Springs

798  WARRENTON 0. C.        McArthur/Glen   Creatwood Plaza, South County,  8,940  10 YRS. +  11/13/1993   01/31/2004     1,919,554
     1000 Warrenton Outlet Ctr              Chesterfield, St. Louis Centre,        2) 5 YR. OPTION
     (I-70 @ exit 193)                      St. Louis Galleria, Jamestown, West
     WARRENTON, MO 63383                    County, Mid Rivers
     324/456-1730

792  NEBRASKA CROSSNG       Prime Retail    Southroads, Gateway, Oakview   10,000  7 YRS.     10/22/1993   01/31/2001     1,619,113
     1433 S. Hwy 31, Suite Al13             Crossroads, Westroads, Mall
     (I-80 & Hwy. 6)                        of the Bluffs
     GRETNA, NE 68028
     402/332-5600

796  TANGER F. 0.           Tanger          Quail Springs, Crossroads,     10,000  7 YRS. +  08/19/1993    01/31/2001     1,525,431
     307 Tanger Dr.                         Penn Square, Sooner,                   1) 7 YR. OPTION
     (I-44 & Hwy. 99)                       Eastland, Promenade,
     STROUD, OK 74079                       Woodland Hills
     918/968-4909

797  EXPOSITION MILLS       Horizon         Golden Triangle, Midway,       10,423  10 YRS.   11/24/1992    01/31/2003     1,624,625
     5800 N. 1-35                           Galleria, Northpark,
     (I-35 N. & Loop 288)                   Prestonwood, Valley View,
     DENTON, TX 76207                       Collin Creek, Vista Ridge,
     817/380-0630                           Town East, Red Bird, The Parks,
                                            Six Flags, Irving, North Hills, Northeast,
                                            Hulen, Ridgmar, Richardson Sq

STORE  LOCATION (by state)  DEVELOPER       REG MALL W/I 50+/- MILES      STORE SF  TERM      OPEN DATE  EXPIRATION DATE  1994 SALES
------------------------------------------------------------------------------------------------------------------------------------
815  GAINESVILLE F. S.      Prime Retail    Midway, Golden Triangle,       12,000  7 YRS. +   11/11/1994   01/31/2002       609,555
     4321 1-35 N, Suite 680                 Vista Ridge, Collin Creek              1) 7 YR. OPTION
     I-35 & Rt. 1202
     GAINESVILLE, TX 76240
     817/665-8599

810  TANGER F. 0.           Tanger          Galleria, Northpark,           12,000  7 YRS. +   08/29/1994   01/31/2002       914,632
     301 Tanger Dr, Space 211               Valley View, Prestonwood,              1) 5 YR. OPTION
     (I-20 & Hwy. 34)                       Collin Creek, Richardson Square,
     TERRELL, TX 75160                      Town East
     214/551-0641

806  SOUTHWEST 0. C.         McArthur/Glen  Richland                       12,000  7 YRS. +   05/25/1995   01/31/2003           N/A
     104 NE I-35, Space 194                                                        2) 5 YR. OPTION
     I-35, Rt. 22 & Corsicana Hwy.
     HILLSBORO, TX 76645
     817/582-2373

799  TANGER F. 0.            Tanger         Highland, Barton Creek,        13,000  10 YRS. +  06/11/1993   01/31/2004     4,468,745
     4015 1-35 5, Suite 323                 Rivercenter, North Star,               1) 5 YR. OPTION
     (I-35 & Hwy. 123)                      Ingram Park, Rolling Oaks,
     SAN MARCOS, TX 78666                   Windsor Park, Central Park,
     512/392-7676                           McCreless, Southpark

805  CONROS OUTLET CTR       McArthur/Glen  The Woodlands, Deerbrook,      12,000   7 YRS. +  06/13/1994   01/3112002     1,726,328
     1111 League Line Rd, Suite 193         Willowbrook, Greenspoint,               2) 5 YR. OPTIONS
     I-45 & League Line Rd.                 Northwest, Memorial City,
     CONROE, TX 77303                       Town & Country, Gallerla,
                                            Westwood, Sharpstown, West Oak,
                                            Gulfgate, Pasadena Town Ctr,
                                            Almeda, San Jacinto


STORE  LOCATION (by state)  DEVELOPER       REG MALL W/I 50+/- MILES      STORE SF  TERM      OPEN DATE  EXPIRATION DATE  1994 SALES
------------------------------------------------------------------------------------------------------------------------------------
807  LONE STAR F. S.        Factory Stores  Mall of Mainland, Galvez,       9,900  7 YRS. +   10/30/1 993      01/31/2001  1,835,422
     14057 Delany Rd          .             Brazos, Almeda, Pasadena               1) 5 YR. OPTION
     1-45 @ Exit 13                         Town Sq. San Jacinto, Gulfgate,
     LA MARQUE, TX 77568                    Sharpstown, Westwood, West Oaks,
     409/936-0138                           First Colony, Town & Country,
                                            Memorial City, Northwest, Greenspoint,
                                            Deerbrook, Galleria

827  GREAT MALL OF THE      Perlmutter/Lord Oak Park, Bannister, Mission   12,000  7 YRS. +   04/01/1997(est)  01/31/2005        N/A
     GREAT PLAINS                           Center, Metcalf South, Indian          2) 5 YR. OPTIONS
     1-35, SR K71169 & 151st St.            Springs, Metro North, Ward
     OLATHE, KS 66061                       Parkway, Westridge